Schedule of Investments May 31, 2023 (unaudited)

Ecofin Global Renewables Infrastructure Fund

	Shares	Fair Value
Common Stock - 88.1% (1)
Belgium Electricity Transmission Operators - 3.7% (1)
Elia Group SA/NV	88,746	$10,231,944
Canada Renewable Power Producers - 8.1% (1)
Innergex Renewable Energy Inc.	1,074,468	10,250,068
TransAlta Renewables Inc.	1,218,443	11,857,997
		22,108,065
Denmark Renewable Power Producers - 2.8% (1)
Orsted A/S	120,502	7,730,772
France Power - 3.7% (1)
Neoen SA	343,775	10,310,913
Germany Renewable Power Producers - 3.1% (1)
Encavis AG	563,642	8,632,623
Hong Kong Renewable Power Producers - 4.3% (1)
China Longyuan Power Group Corp Ltd.	7,283,280	5,765,410
China Suntien Green Energy Corp Ltd.	11,524,197	4,052,169
Xinyi Energy Holdings Ltd.	9,618,820	2,098,109
		11,915,688
India Power - 4.4% (1)
ReNew Energy Global Plc (2)	1,969,271	12,012,553
Italy Electricty Transmission Operators - 3.2% (1)
Terna - Rete Elettrica Nazionale SpA	1,054,973	8,699,915
Italy Renewable Power Producers - 6.4% (1)
ERG SpA	638,661	17,473,994
Japan Renewable Power Producers - 2.4% (1)
RENOVA, Inc. (2)	700,386	6,618,677
Portugal Electric Utilities - 3.4% (1)
EDP - Energias de Portugal, S.A.	2,036,030	9,276,381
Portugal Renewables Power Producer - 1.9% (1)
Greenvolt-Energias Renovaveis S.A. (2)	781,724	5,295,781
Spain Integrated Utilities - 1.7% (1)
EDP Renovaveis SA	251,850	4,606,125
Switzerland Integrated Utilities- 1.6% (1)
BKW Energie AG	25,789	4,431,153
Thailand Renewable Power Producers - 1.3% (1)
Super Energy Corporation PCL	248,538,135	3,618,937
United Kingdom Renewable Power Producers - 7.5% (1)
Atlantica Sustainable Infrastructure plc	589,947	13,244,310
Greencoat UK Wind PLC	4,114,759	7,380,920
		20,625,230
United States Electric Utilities - 15.0% (1)
Constellation Energy Corporation	57,802	6,020,656
Edison International	87,052	5,993,530
Exelon Corp.	68,884	2,763,626
NextEra Energy, Inc.	270,648	18,079,286
Public Service Enterprise Group Incorporated	136,677	8,348,231
		41,205,329
United States Renewable Power Producers - 13.6% (1)
Clearway Energy, Inc.	566,784	14,039,240
Dominion Resources, Inc.	204,807	9,941,332
NextEra Energy Partners LP	267,289	13,332,375
		37,312,947
Total Common Stock
(Cost $295,474,850)		242,107,027

Master Limited Partnership - 3.2% (1)
United States Renewable Power Producers - 3.2% (1)
Brookfield Renewable Partners LP
(Cost $10,629,381)	345,232	8,775,798

Short-Term Investment - 2.9% (1)
United States Investment Company - 3.7% (1)
First American Government Obligations Fund, Class X, 5.24% (3)
(Cost $8,033,885)	8,033,885	8,033,885

Total Investments - 94.2% (1)
(Cost $314,138,116)		258,916,710
Other Assets in Excess of Liabilities, Net - 5.8%(1)		15,821,479
Total Net Assets - 100.0%(1)		$274,738,189

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of August 31, 2023.

Investment Valuation

Each equity security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If, on a particular day, an exchange-listed or NASDAQ security does not trade, then: (i) the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day; or (ii) the security is valued at the latest sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a pricing service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Redeemable securities issued by open-end, registered investment companies, including money market mutual funds, are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under procedures, subject to oversight by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Adviser will regularly evaluate whether the Fund's fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

	Level 1	Level 2	Level 3	Total
Common Stock	$134,659,003	$116,223,822	$–	$250,882,825
Short-Term Investment	8,033,885	–	–	8,033,885
Total Investments	$142,692,888	$116,223,822	$–	$258,916,710

SCHEDULE OF INVESTMENTS
Open Swap Contracts
August 31, 2023

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)*
Morgan Stanley	Drax Group PLC	8/19/2024	Pay	0.200% + Federal Funds Effective Rate	Monthly	2,042,871	$ 14,285,268	$(374,281)
								(374,281)
* Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).